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Exhibit 10.7

AMENDMENT OF LEASES

STATE OF TEXAS

KNOW ALL MEN BY THESE PRESENTS

COUNTY OF NUECES

WHEREAS, by instrument ("Lease #1") dated April 14, 1987, the Port of Corpus Christi Authority of Nueces County, Texas ("Authority"), leased to TOR Minerals International, Inc., ("Lessee"), a ten (10.0) acre tract of land in Nueces County, Texas, which is completed described in the Lease, for a term of thirty (30) years, beginning July 1, 1987, and expiring June 30, 2017; and

WHEREAS, by instrument ("Lease #2") dated January 12, 1988, the Port of Corpus Christi Authority of Nueces County, Texas ("Authority"), leased to TOR Minerals International, Inc., ("Lessee"), a two and 86/100 (2.86) acre tract of land in Nueces County, Texas, which is completely described in the Lease, for a primary term of five (5) years, beginning January 1, 1988, with two (2), five (5) year option terms, and expiring December 31, 2002; and

WHEREAS, both parties wish to amend the Lease to provide that they both may expire on June 30, 2027; and

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the sufficiency and receipt of which is acknowledged by both parties hereto, and in further consideration of the mutual covenants and obligations contained herein, Authority and Lessee do hereby agree as follows:

1. The Lease is hereby amended as follows:

A. The ending date of Lease #1 is hereby amended from June 30, 2017, to June 30, 2027.

B. The number of option periods on Lease #2 is hereby amended to change from two (2) to six (6) five-year option periods and a final option period expiring on June 30, 2027.

2. All other terms and conditions of the Lease not hereby changed or modified, shall remain the same as written in the Lease.

3. This agreement shall be binding on the successors and assigns of the parties hereto.

Executed in duplicate originals effective the 11th day of July 2000.

PORT OF CORPUS CHRISTI AUTHORITY	TOR MINERALS INTERNATIONAL, INC.
OF NUECES COUNTY, TEXAS

By:	JOHN P. LARUE	By:	CRAIG SCHKADE
	John P. LaRue, Executive Director		Craig Schkade, Chief Financial Officer
"Authority"		"Lessee"